UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2012

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-791-4226; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2012

Dear Shareholders:

Your Fund’s performance was +14.00% (Institutional shares) and +14.13% (Retail shares) for the six months ended April 30, 2012. The performance for the S&P 500 Growth Index was +12.45% and the S&P 500 Index was +12.77% in the same period of time. Looking at the trailing twelve months, the Fund appreciated by +10.37% (Institutional shares) and +10.14% (Retail shares). In the same trailing twelve month period, the S&P 500 Growth Index appreciated by +8.12% and the S&P 500 Index was +4.76%.

Looking at the calendar 2012 year to date performance, the Fund is +15.75% (Institutional shares) and +15.92% (Retail shares) through April 30, 2012. The S&P 500 Growth Index is +12.22%, and the S&P 500 Index is +11.88% in the same period. We are happy to report that the Fund has outperformed the Indices on a trailing six month basis, a trailing twelve month basis, and also year to date 2012. As you know, we have been writing about a prospective return to quality growth stock outperformance, and we’re pleased to report these results. That said, we are not satisfied, nor do we believe the outperformance will be short lived.

One year ago, and also six months ago, we told you that stocks were extremely cheap relative to bonds. Today, the ten year US Treasury is yielding a bit less than it was (about 1.9% now, 2.06% six months ago and 2.8% a year ago) while the earnings yield (reciprocal of the Price to Earnings Ratio) for the market has stayed about the same. To put a few more numbers around the previous statement, the Price to Earnings ratio (PE) of the ten year Treasury has gone from 38X to 48X to now 52X, while the PE of the market is more or less the same. So the valuation disconnect between stocks and bonds continues, with bonds being very expensive, and stocks being (we believe) very cheap. This is the primary reason that we say that the outperformance should not be short lived.

We think a portfolio full of companies that could potentially grow, in aggregate, 15-20% a year for the next five years should command a substantially higher multiple than what is being accorded today. But what happens if that multiple expansion does not occur? Theoretically, if the multiple just stays where it is today, and earnings grow say 15-20% a year, we can envision the stock prices following the underlying earnings growth. That would be fine with us! If the multiple expands, then our clients should do a bit better.

We continue to envision a US economy that grows 2% or a bit better than that, per year. So, no change to our economic expectations. In that type of GDP (gross domestic product) environment, we do not feel large U.S.-based companies will be able to grow earnings above single digits. Because the Edgewood Growth

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2012

Fund is filled with companies that we believe can generate 15-20% earnings per share growth, and the valuation is low, we think quality growth stocks have an opportunity for a long run of outperformance in front of them.

Sincerely,

Edgewood Management LLC

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Growth Index is a market capitalization weighted index consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The ‘S&P 500’ is one of the most widely used benchmarks of U.S. equity performance.

Mutual fund investing involves risk, including loss of principal. The Edgewood Growth Fund is a non diversified fund.

Performance through March 31, 2012

Fund	Ticker	Three Months	One Year	Three Years*	Five Years*	Since Inception*
Edgewood Growth Fund, Institutional	EGFIX	17.12%	13.62%	20.70%	5.00%	5.56%
Edgewood Growth Fund, Retail	EGFFX	17.41%	13.63%	20.71%	4.71%	5.23%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, please call 800-791-4226. Expense ratios are: Institutional class 1.00% (net); 1.15% (gross); Retail class 1.40% (net); 1.55% (gross). The Adviser has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the Fund’s total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an amount equal to the Management Fees until February 28, 2013.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2012
(Unaudited)

SECTOR WEIGHTINGS†:

†Percentages	are based on total investments

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.4%
	Shares	Value

BUSINESS SERVICES — 12.6%
Cognizant Technology Solutions, Cl A*	1,375,363	$100,841,615
Visa, Cl A	943,688	116,054,750

		216,896,365

CONSUMER DISCRETIONARY — 17.8%
Amazon.com*	425,725	98,725,627
Coach	1,102,611	80,667,021
Viacom, Cl B	1,205,941	55,943,603
Yum! Brands	980,666	71,323,838

		306,660,089

CONSUMER STAPLES — 3.3%
Mead Johnson Nutrition, Cl A	654,592	56,006,892

ENERGY — 4.2%
National Oilwell Varco	957,032	72,504,744

FINANCIALS — 10.3%
CME Group, Cl A	371,653	98,792,800
T Rowe Price Group	1,226,649	77,419,952

		176,212,752

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2012
(Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 17.0%
Allergan	511,566	$49,110,336
Celgene*	1,444,387	105,324,700
Illumina*	1,598,139	71,165,130
Intuitive Surgical*	115,770	66,938,214

		292,538,380

INDUSTRIALS — 3.2%
Quanta Services*	2,481,212	54,884,409

INFORMATION TECHNOLOGY — 13.1%
Apple*	104,744	61,195,635
Google, Cl A*	139,199	84,247,411
Oracle	2,686,211	78,947,741

		224,390,787

MATERIALS — 6.7%
Ecolab	829,652	52,840,536
Praxair	539,200	62,385,440

		115,225,976

TELECOMMUNICATION SERVICES — 4.1%
American Tower, Cl A	1,065,303	69,862,571

WIRELESS — 6.1%
Qualcomm	1,644,584	104,990,243

TOTAL COMMON STOCK (Cost $1,271,738,892)		1,690,173,208

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2012
(Unaudited)

SHORT–TERM INVESTMENT — 1.3%

	Shares	Value

Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, Cl I, 0.120% (A) (Cost $22,834,534)	22,834,534	$22,834,534

TOTAL INVESTMENTS — 99.7% (Cost $1,294,573,426)†		$1,713,007,742

Percentages are based on Net Assets of $1,717,158,786.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2012.

Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2012
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $1,294,573,426)	$1,713,007,742
Receivable for Capital Shares Sold	10,383,831
Dividend Receivable	440,906
Receivable due from Adviser	175,865
Prepaid Expenses	28,161

Total Assets	1,724,036,505

Liabilities:
Payable for Investment Securities Purchased	3,578,279
Payable for Capital Shares Redeemed	1,613,807
Payable due to Adviser	1,396,511
Payable due to Administrator	117,868
Distribution Fees Payable (Retail Shares)	21,893
Chief Compliance Officer Fees Payable	2,928
Payable due to Trustees	1,727
Other Accrued Expenses	144,706

Total Liabilities	6,877,719

Net Assets	$1,717,158,786

Net Assets Consist of:
Paid-in Capital	$1,381,447,412
Undistributed Net Investment Income	354,275
Accumulated Net Realized Loss on Investments	(83,077,217)
Net Unrealized Appreciation on Investments	418,434,316

$1,717,158,786

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($1,605,330,561 ÷ 118,738,846 shares)	$13.52

Net Asset Value, Offering and Redemption Price Per Share — Retail Shares ($111,828,225 ÷ 8,439,365 shares)	$13.25

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH
FUND FOR THE SIX MONTHS
ENDED APRIL 30, 2012
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$7,876,347

Total Investment Income	7,876,347

Expenses
Investment Advisory Fees	7,359,813
Administration Fees	626,115
Distribution Fees (Retail Shares)	115,897
Shareholder Servicing Fees (Retail Shares)	46,358
Trustees’ Fees	4,794
Chief Compliance Officer Fees	4,733
Transfer Agent Fees	205,219
Professional Fees	32,106
Custodian Fees	28,376
Printing Fees	25,361
Registration Fees	18,139
Insurance and Other Expenses	11,438

Total Expenses	8,478,349
Less:
Waiver of Investment Advisory Fees*	(955,569)
Fees Paid Indirectly	(708)

Net Expenses	7,522,072

Net Investment Income	354,275

Net Realized Gain on Investments	7,806,569
Net Change in Unrealized Appreciation on Investments	187,760,116

Net Realized and Unrealized Gain on Investments	195,566,685

Net Increase in Net Assets Resulting from Operations	$195,920,960

*	See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

Operations:
Net Investment Income (Loss)	$354,275	$(4,759,933)
Net Realized Gain on Investments and Foreign Currency Transactions	7,806,569	60,137,554
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	187,760,116	29,888,972

Net Increase in Net Assets Resulting from Operations	195,920,960	85,266,593

Capital Share Transactions:(1)
Institutional Shares
Issued	331,592,763	563,761,161
Redeemed	(140,384,877)	(238,961,283)

Net Institutional Share Transactions	191,207,886	324,799,878

Retail Shares
Issued	39,587,940	32,916,369
Redeemed	(17,483,665)	(58,107,514)

Net Retail Share Transactions	22,104,275	(25,191,145)

Net Increase in Net Assets from Share Transactions	213,312,161	299,608,733

Total Increase in Net Assets	409,233,121	384,875,326

Net Assets:
Beginning of Period	1,307,925,665	923,050,339

End of Period (including undistributed net investment income of $354,275 and $0, respectively)	$1,717,158,786	$1,307,925,665

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Period

	Institutional Shares
	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$11 .86		$10.90	$9.32	$8.45	$13.61	$10.48

Income (Loss) from Operations:
Net Investment Loss(1)	—		(0.04)	(0.04)	(0.05)	(0.05)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.66		1.00	1.62	0.92	(4.91)	3.14

Total from Operations	1.66		0.96	1.58	0.87	(4.96)	3.13

Distributions:
Net Realized Gain	—		—	—	—	(0 .20)	—

Net Asset Value, End of Period	$13.52		$11.86	$10.90	$9.32	$8.45	$13.61

Total Return†	14.00%		8.81%	16.95%	10.30%	(36.93)%	29.87%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,605,331		$1,230,687	$829,040	$881,970	$448,470	$114,512
Ratio of Expenses to Average Net Assets	1.00	%*	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.13	%*	1.15%	1.14%	1.16%	1.20%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.07	%*	(0.37)%	(0.36)%	(0.56)%	(0.44)%	(0.07)%
Portfolio Turnover Rate	15	%**	39%	75%	38%	86%	64%

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Annualized

**	Not Annualized

(1)	Calculated using average shares.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Retail Shares
	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007
Net Asset Value, Beginning of Period	$11.61		$10.70	$9.15	$8.31	$13.53	$10.45

Income (Loss) from Operations:
Net Investment Loss(1)	(0.02)		(0.09)	(0.07)	(0.08)	(0.09)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.66		1.00	1.62	0.92	(4.93)	3.16

Total from Operations	1.64		0.91	1.55	0.84	(5.02)	3.08

Distributions:
Net Realized Gain	—		—	—	—	(0.20)	—

Net Asset Value, End of Period	$13.25		$11.61	$10.70	$9.15	$8.31	$13.53

Total Return†	14.13%		8.50%	16.94%	10.11%	(37.60)%	29.47%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$111,828		$77,239	$94,010	$83,007	$16,769	$739
Ratio of Expenses to Average Net Assets	1.35	%*	1.40%	1.38%	1.35%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.48	%*	1.55%	1.53%	1.51%	1.70%	1.95%
Ratio of Net Investment Loss to Average Net Assets	(0.27	)%*	(0.76)%	(0.74)%	(0.93)%	(0.83)%	(0.65)%
Portfolio Turnover Rate	15	%**	39%	75%	38%	86%	64%

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Annualized

**	Not Annualized

(1)	Calculated using average shares.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 41 funds. The financial statements herein are those of the Edgewood Growth Fund (the “Fund”) which offers two classes of shares: Institutional Shares and Retail Shares. The Fund is non-diversified and it’s investment objective is to provide long-term growth of capital. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2012, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2012, all of the Fund’s investments are Level 1. For details of the investment classification, reference the Schedule of Investments. For the six months ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2012, there were no Level 3 securities.

For the six months ended April 30, 2012, there have been no significant changes to the Fund’s fair value methodologies.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2012 the Fund did not incur any significant interest or penalties.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by the Fund.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

As of April 30, 2012, 1.15% of net assets were held by affiliated investors.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services at an annual rate of 0.10% on the first $250 million, 0.09% on the next $250 million, and 0.08% of any amount above $500 million of the Fund’s average daily net assets. There is a minimum annual rate of $90,000 for the Fund, plus $15,000 for each additional class of shares.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as amended and restated on November 14, 2005.

The Trust and Distributor are parties to a Distribution Plan dated August 8, 1994, amended and restated on August 14, 2000. The Fund has adopted the Distribution Plan (the “Plan”) for the Retail Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Retail Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Retail Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended April 30, 2012, the Fund’s Retail Shares incurred $46,358 or 0.10%, of shareholder servicing fees.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2012, the Fund earned cash management credits of $708 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory:

Under the terms of an investment advisory agreement, Edgewood Management LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 28, 2013. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Retail shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, Distribution (12b-1) fees and shareholder servicing fees, until February 28, 2013.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

6.	Share Transactions

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

Share Transactions:
Institutional
Issued	26,108,004	48,492,591
Redeemed	(11,149,502)	(20,762,407)

Net Share Transactions	14,958,502	27,730,184

Retail
Issued	3,193,326	2,901,534
Redeemed	(1,406,384)	(5,038,285)

Net Share Transactions	1,786,942	(2,136,751)

7.	Investment Transactions:

For the six months ended April 30, 2012, the Fund made purchases of $424,808,072 and sales of $224,231,603 of investment securities other than long-term U.S. Government and short-term securities. The Fund had no purchases of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

There were no dividends and distributions declared during the fiscal years ended October 31, 2011 and October 31, 2010.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

As of October 31, 2011, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(73,762,382)
Unrealized Appreciation	213,552,796

Total Net Distributable Earnings	$139,790,414

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future gains. As of October 31, 2011, the Fund had the following capital loss carryforwards:

Year Expiring	Amount
October 2018	$11,006,324
October 2017	62,756,058

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the fiscal year ended October 31, 2011, the Fund utilized $50,182,046 in capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2012 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,294,573,426	$442,090,659	$(23,656,343)	$418,434,316

9.	Concentration/Risks:

The Fund’s investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Other:

At April 30, 2012, 18% of Institutional total shares outstanding were held by one record shareholder and 85% of Retail total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Recent Accounting Pronouncement:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways.

•

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 11/01/11	Ending Account Value 4/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Shares	$1,000.00	$1,140.00	1.00%	$5.32
Retail Shares	1,000.00	1,141.30	1.35	7.19

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.89	1.00%	$5.02
Retail Shares	1,000.00	1,018.15	1.35	6.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on February 14-15, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, ownership structure, investment personnel, business plan and approach to risk management. The representatives also discussed in detail the Adviser’s trading practices, including execution quality and use of soft dollars, noting that the Adviser’s best execution committee meets on a monthly basis to review trading matters. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (continued)

any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that, although the Fund

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (concluded)

underperformed its benchmark over various periods of time, the Fund’s performance was not substantially below that of its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the advisory fees paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Fund.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

Edgewood Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-791-4226

Investment Adviser:

Edgewood Management LLC

535 Madison Avenue 15th Floor

New York, New York 10022-4214

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

EMC-SA-001-0700

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 6, 2012